Exhibit 10.18

FORMS OF AWARD AGREEMENTS UNDER THE AMENDED AND RESTATED KENNAMETAL INC. STOCK AND INCENTIVE PLAN OF 2002

KENNAMETAL INC.

INCENTIVE BONUS AWARD

Grant Date: [date of grant]

     This Award made from KENNAMETAL INC., a Pennsylvania corporation (the “Company”), to [insert name] (the “Employee”) is made, as of the above Grant Date, under the Kennametal Inc. Stock and Incentive Plan of 2002, as amended (the “Plan”). Capitalized terms used herein not otherwise defined shall have the meaning ascribed to them in the Plan.

1.	Subject to the terms and conditions of this Agreement and the Plan applicable to an Incentive Bonus Award, the Company hereby grants to the Employee an Award with a target aggregate value of [write out amount] dollars ($[figure]) (the “Target Amount”).

2.	Payment of this Award is subject to, and contingent upon, achievement of the three year performance goals set forth in Schedule A (the “Performance Goals”). The amount of this Award payable to Employee will be determined by the level of achievement of the Performance Goals as set forth in the Performance Goal Payout Table in Schedule A. Achievement of the Performance Goals, including the level of achievement, and the date of payment, if any, shall be determined by the Compensation Committee of the Board of Directors (the “Compensation Committee”), in its sole discretion, and Employee agrees to be bound by such determination. Any payment of this Award would be made following the completion of the Company’s 2007 fiscal year.

3.	In the event of Employee’s death or Disability prior to July 1, 2007, this Award shall be paid at a percentage of the Target Amount determined by dividing (i) the number of months starting with July 2004 and ending with the month of Employee’s death or Disability, by (ii) 36. In the event of Employee’s death, Disability or Retirement on or after July 1, 2007, the amount of this Award to be paid, if any, and the date of payment shall be determined by the Compensation Committee, in its sole discretion, in accordance with Paragraph 2 hereof. In the event of Employee’s Retirement prior to July 1, 2007, the amount of this Award to be paid, if any, will be equal to the amount that would have been paid to Employee had Employee not elected Retirement as determined by the Compensation Committee, in its sole discretion, in accordance with Paragraph 2 hereof, and such amount shall be reduced by multiplying such amount by a percentage determined by dividing (i) the number of months starting with July 2004 and ending with the month of Employee’s Retirement, by (ii) 36.

4.	If the Award is not owed due to a previous Change in Control, death, Disability or Retirement, it shall be forfeited upon Employee’s termination of employment for any reason (other than death, Disability or Retirement) prior to the date of payment of the Award or upon the Compensation Committee’s determination, in its sole discretion, that the Performance Goals have not been achieved.

5.	The Award may be paid in cash or in shares of Capital Stock, or any combination of cash and shares, in the sole discretion of, and on a date determined by, the Compensation Committee. In the event that any portion of the Award is paid in shares of Capital Stock, the Compensation Committee shall determine the number of shares to be delivered to Employee based on the aggregate value of the Award to be paid in shares of Capital Stock and the Fair Market Value of the Capital Stock on the day on which the Compensation Committee determines the amount of the Award that is due, rounded to the nearest whole share. The Employee acknowledges and agrees that the Compensation Committee shall, in its sole discretion, determine the amount of cash and/or shares of Capital Stock in, and the date on, which the Award is to be paid and the Employee agrees to be bound by all such determinations.

6.	The Award may not be sold, assigned, pledged, exchanged, hypothecated, gifted or otherwise transferred, encumbered or disposed of.

7.	All other terms and conditions applicable to this Award are contained in the Plan.

KENNAMETAL INC.

By:

David W. Greenfield
Title:	Vice President, Secretary and General Counsel

KENNAMETAL INC.

NONSTATUTORY STOCK OPTION AWARD

Grant Date: [date of grant]

     This Nonstatutory Stock Option Award made from KENNAMETAL INC., a Pennsylvania corporation (the “Company”), to [insert name] (the “Optionee”) is made, as of the above Grant Date, under the Kennametal Inc. Stock and Incentive Plan of 2002, as amended (the “Plan”).

1.	The Company hereby grants to the Optionee a Nonstatutory Stock Option (the “Option”) to purchase [number of shares granted] shares of the Company’s Capital Stock, par value $1.25 per share (the “Shares”), at the price of $[grant price] per Share, subject to the terms and conditions of the Plan. Capitalized terms used herein not otherwise defined shall have the meaning ascribed to them in the Plan.

2.	The Option must be exercised within ten (10) years from the Grant Date and only at the times and for the number of Shares indicated as follows: (a) prior to the first anniversary of the Grant Date, the Option is not exercisable as to any Shares; (b) on the first anniversary of the Grant Date, the Option shall become exercisable as to one-third (1/3) of the Shares; (c) on the second anniversary of the Grant Date, the Option shall become exercisable as to an additional one-third (1/3) of the Shares; and (d) on the third anniversary of the Grant Date, the Option shall become exercisable as to the remaining one-third (1/3) of the Shares.

3.	All other terms and conditions applicable to this Award are contained in the Plan.

KENNAMETAL INC.

By:

David W. Greenfield
Title:	Vice President, Secretary and General Counsel

KENNAMETAL INC.

OPTION AWARD

Grant Date: [date of grant]

     This Option Award made from KENNAMETAL INC., a Pennsylvania corporation (the “Company”), to [insert name] (the “Optionee”) is made, as of the above Grant Date, under the Kennametal Inc. Stock and Incentive Plan of 2002, as amended (the “Plan”).

1.	The Company hereby grants to the Optionee an Option (the “Option”) to purchase [number of shares granted] shares of the Company’s Capital Stock, par value $1.25 per share (the “Shares”), at the price of $[grant price] per Share, subject to the terms and conditions of the Plan. Capitalized terms used herein not otherwise defined shall have the meaning ascribed to them in the Plan.

2.	For United States taxpayers, it is intended that the Option constitute an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) as to all of the Shares; provided, however, that the Code imposes certain limitations on the amount of stock options that can qualify as Incentive Stock Options. If the Option, either alone or in conjunction with any other option(s), exceeds the limitations, if any, imposed by the Code or does not otherwise qualify for treatment as an Incentive Stock Option, the Option, or that portion of the Option in excess of such limitation, shall automatically be reclassified (in whole share increments and without fractional share portions) as a Nonstatutory Stock Option, with later granted options being so reclassified first. If relevant, you may want to contact the Company to determine which portion, if any, of the Option qualifies as an Incentive Stock Option. You are obligated under the Plan to notify the Company in the event of any disposition of Shares of Capital Stock effected within two (2) years of the Grant Date or within one (1) year of the acquisition of such Shares.

3.	The Option must be exercised within ten (10) years from the Grant Date and only at the times and for the number of Shares indicated as follows: (a) prior to the first anniversary of the Grant Date, the Option is not exercisable as to any Shares; (b) on the first anniversary of the Grant Date, the Option shall become exercisable as to one-third (1/3) of the Shares; (c) on the second anniversary of the Grant Date, the Option shall become exercisable as to an additional one-third (1/3) of the Shares; and (d) on the third anniversary of the Grant Date, the Option shall become exercisable as to the remaining one-third (1/3) of the Shares.

4.	All other terms and conditions applicable to this Award are contained in the Plan.

KENNAMETAL INC.

By:

David W. Greenfield
Title:	Vice President, Secretary and General Counsel

KENNAMETAL INC.

RESTRICTED STOCK AWARD

Grant Date: [date of grant]

     This Restricted Stock Award made from KENNAMETAL INC., a Pennsylvania corporation (the “Company”), to [insert name] (the “Awardee”) is made, as of the above Grant Date, under the Kennametal Inc. Stock and Incentive Plan of 2002, as amended (the “Plan”).

1.	The Company hereby grants to the Awardee a Restricted Stock Award for [number of shares granted] shares of the Company’s Capital Stock, par value $1.25 per share (the “Shares”). The Shares are subject to the Forfeiture Restrictions (defined below). Capitalized terms used herein, but not otherwise defined, shall have the meaning ascribed to them in the Plan.

2.	The prohibition against transfer and the obligation to forfeit and surrender the Shares to the Company are herein referred to as “Forfeiture Restrictions.” The Shares may not be sold, assigned, pledged, exchanged, hypothecated, gifted or otherwise transferred, encumbered or disposed of, except as described in the Plan, to the extent then subject to the Forfeiture Restrictions. The Shares, to the extent then subject to the Forfeiture Restrictions, shall be forfeited to the Company upon termination of employment for any reason other than death, Disability or Retirement. The Forfeiture Restrictions shall be binding upon, and enforceable against, any transferee of the Shares.

3.	The Forfeiture Restrictions shall lapse as to the Shares, provided, that the Awardee has maintained Continuous Status as an Employee (as defined in the Plan) from the Grant Date through the lapse date, as follows: (a) Forfeiture Restrictions shall lapse as to one-third (1/3) of the Shares on the first anniversary of the Grant Date; (b) Forfeiture Restrictions shall lapse as to an additional one-third (1/3) of the Shares on the second anniversary of the Grant Date; and (c) Forfeiture Restrictions shall lapse as to the remaining one-third (1/3) of the Shares on the third anniversary of the Grant Date.

4.	The Shares shall not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws. Any certificates representing the Shares shall bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws. The Company may refuse to register the transfer of the Shares on the stock transfer records of the Company if such transfer constitutes a violation of any applicable securities law and the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Shares.

5.	All other terms and conditions applicable to this Award are contained in the Plan.

KENNAMETAL INC.

By:

David W. Greenfield
Title:	Vice President, Secretary and General Counsel

KENNAMETAL INC.

RESTRICTED STOCK AWARD

Grant Date: [date of grant]

     This Restricted Stock Award made from KENNAMETAL INC., a Pennsylvania corporation (the “Company”), to [insert name] (the “Awardee”) is made, as of the above Grant Date, under the Kennametal Inc. Stock and Incentive Plan of 2002, as amended (the “Plan”).

1.	The Company hereby grants to the Awardee a Restricted Stock Award for [number of shares granted] shares of the Company’s Capital Stock, par value $1.25 per share (the “Shares”). The Shares are subject to the Forfeiture Restrictions (defined below). Capitalized terms used herein, but not otherwise defined, shall have the meaning ascribed to them in the Plan.

2.	The prohibition against transfer and the obligation to forfeit and surrender the Shares to the Company are herein referred to as “Forfeiture Restrictions.” The Shares may not be sold, assigned, pledged, exchanged, hypothecated, gifted or otherwise transferred, encumbered or disposed of, except as described in the Plan, to the extent then subject to the Forfeiture Restrictions. The Shares, to the extent then subject to the Forfeiture Restrictions, shall be forfeited to the Company upon termination of employment for any reason other than death, Disability or Retirement. The Forfeiture Restrictions shall be binding upon, and enforceable against, any transferee of the Shares.

3.	The Forfeiture Restrictions shall lapse as to the Shares on the third (3rd) anniversary of the Grant Date (the “Lapse Date”); provided, that the Awardee has maintained Continuous Status as an Employee (as defined in the Plan) from the Grant Date through the Lapse Date.

4.	The Shares shall not be sold, or otherwise disposed of, in any manner which would constitute a violation of any applicable federal or state securities laws. Any certificates representing the Shares shall bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws. The Company may refuse to register the transfer of the Shares on the stock transfer records of the Company if such transfer constitutes a violation of any applicable securities law and the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Shares.

5.	All other terms and conditions applicable to this Award are contained in the Plan.

KENNAMETAL INC.

By:

David W. Greenfield
Title:	Vice President, Secretary and General Counsel

KENNAMETAL INC.

RESTRICTED STOCK AWARD

Grant Date: [date of grant]

     This Restricted Stock Award made from KENNAMETAL INC., a Pennsylvania corporation (the “Company”), to [insert name] (the “Director”) is made, as of the above Grant Date, under the Kennametal Inc. Stock and Incentive Plan of 2002, as amended (the “Plan”).

1.	The Company hereby grants to the Director a Restricted Stock Award for [number of shares granted] shares of the Company’s Capital Stock, par value $1.25 per share (the “Shares”). The Shares are subject to the Forfeiture Restrictions (defined below). Capitalized terms used herein, but not otherwise defined, shall have the meaning ascribed to them in the Plan.

2.	The prohibition against transfer and the obligation to forfeit and surrender the Shares to the Company are herein referred to as “Forfeiture Restrictions.” The Shares may not be sold, assigned, pledged, exchanged, hypothecated, gifted or otherwise transferred, encumbered or disposed of, except as described in the Plan, to the extent then subject to the Forfeiture Restrictions. The Shares, to the extent then subject to the Forfeiture Restrictions, shall be forfeited to the Company upon the Director’s cessation of service on the Company’s Board of Directors for any reason other than death, Disability or Retirement. The Forfeiture Restrictions shall be binding upon, and enforceable against, any transferee of the Shares.

3.	The Forfeiture Restrictions shall lapse as to the Shares on the third (3rd) anniversary of the Grant Date (the “Lapse Date”); provided, that the Director continues to serve on the Company’s Board of Directors from the Grant Date through the Lapse Date.

4.	The Shares shall not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable federal or state securities laws. Any certificates representing the Shares shall bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws. The Company may refuse to register the transfer of the Shares on the stock transfer records of the Company if such transfer constitutes a violation of any applicable securities law and the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Shares.

5.	All other terms and conditions applicable to this Award are contained in the Plan.

KENNAMETAL INC.

By:

David W. Greenfield
Title:	Vice President, Secretary and General Counsel

KENNAMETAL INC.

RESTRICTED STOCK AWARD

Grant Date: [date of grant]

     This Restricted Stock Award made from KENNAMETAL INC., a Pennsylvania corporation (the “Company”), to [insert name] (the “Awardee”) is made, as of the above Grant Date, under the Kennametal Inc. Stock and Incentive Plan of 2002, as amended (the “Plan”).

1.	The Company hereby grants to the Awardee a Restricted Stock Award for [number of shares granted] shares of the Company’s Capital Stock, par value $1.25 per share (the “Shares”). The Shares are subject to the Forfeiture Restrictions (defined below). Capitalized terms used herein, but not otherwise defined, shall have the meaning ascribed to them in the Plan.

2.	The prohibition against transfer and the obligation to forfeit and surrender the Shares to the Company are herein referred to as “Forfeiture Restrictions.” The Shares may not be sold, assigned, pledged, exchanged, hypothecated, gifted or otherwise transferred, encumbered or disposed of, except as described in the Plan, to the extent then subject to the Forfeiture Restrictions. The Shares, to the extent then subject to the Forfeiture Restrictions, shall be forfeited to the Company upon termination of employment for any reason other than death, Disability or Retirement. The Forfeiture Restrictions shall be binding upon, and enforceable against, any transferee of the Shares.

3.	The Forfeiture Restrictions shall lapse as to the Shares on the fifth (5th) anniversary of the Grant Date (the “Lapse Date”); provided, that the Awardee has maintained Continuous Status as an Employee (as defined in the Plan) from the Grant Date through the Lapse Date.

4.	Notwithstanding the Lapse Date set forth in Section 3 above, if, for any fiscal year prior to the Lapse Date, during which the Awardee has maintained Continuous Status as an Employee for the entire fiscal year, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”), acting as the Plan Administrator, determines, in its sole discretion, that the performance goals of the Company (the “Performance Goals”) for such fiscal year were fully attained, the vesting schedule shall be modified as follows: (a) the Forfeiture Restrictions shall lapse as to one-third (1/3) of the Shares on such date as the Compensation Committee shall determine following the end of the first such fiscal year; (b) the Forfeiture Restrictions shall lapse as to an additional one-third (1/3) of the Shares on such date as the Compensation Committee shall determine following the end of the second such fiscal year; and (c) the Forfeiture Restrictions shall lapse as to the remaining one-third (1/3) of the Shares on such date as the Compensation Committee shall determine following the end of the third such fiscal year. The Awardee acknowledges and agrees that the Compensation Committee shall, in its sole discretion, determine the Performance Goals, whether or not the Performance Goals were attained, and any date prior to the Lapse Date on which Forfeiture Restrictions shall lapse and the Awardee agrees to be bound by all such determinations.

5.	The Shares shall not be sold, or otherwise disposed of, in any manner which would constitute a violation of any applicable federal or state securities laws. Any certificates representing the Shares shall bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws. The Company may refuse to register the transfer of the Shares on the stock transfer records of the Company if such transfer constitutes a violation of any applicable securities law and the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Shares.

6.	All other terms and conditions applicable to this Award are contained in the Plan.

KENNAMETAL INC.
By:

David W. Greenfield
Title:	Vice President, Secretary and General Counsel

KENNAMETAL INC.

RESTRICTED STOCK AWARD

Grant Date: [date of grant]

     This Restricted Stock Award made from KENNAMETAL INC., a Pennsylvania corporation (the “Company”), to [insert name] (the “Awardee”) is made, as of the above Grant Date, under the Kennametal Inc. Stock and Incentive Plan of 2002, as amended (the “Plan”).

1.	The Company hereby grants to the Awardee a Restricted Stock Award for [number of shares granted] shares of the Company’s Capital Stock, par value $1.25 per share (the “Shares”). The Shares are subject to the Forfeiture Restrictions (defined below). Capitalized terms used herein, but not otherwise defined, shall have the meaning ascribed to them in the Plan.

2.	The prohibition against transfer and the obligation to forfeit and surrender the Shares to the Company are herein referred to as “Forfeiture Restrictions.” The Shares may not be sold, assigned, pledged, exchanged, hypothecated, gifted or otherwise transferred, encumbered or disposed of, except as described in the Plan, to the extent then subject to the Forfeiture Restrictions. The Shares, to the extent then subject to the Forfeiture Restrictions, shall be forfeited to the Company upon termination of employment for any reason other than death, Disability or Retirement. The Forfeiture Restrictions shall be binding upon, and enforceable against, any transferee of the Shares.

3.	The Forfeiture Restrictions shall lapse as to the Shares on the sixth (6th) anniversary of the Grant Date (the “Lapse Date”); provided, that the Awardee has maintained Continuous Status as an Employee (as defined in the Plan) from the Grant Date through the Lapse Date.

4.	Notwithstanding the Lapse Date set forth in Section 3 above, if, for any fiscal year prior to the Lapse Date, during which the Awardee has maintained Continuous Status as an Employee for the entire fiscal year, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”), acting as the Plan Administrator, determines, in its sole discretion, that the performance goals of the Company (the “Performance Goals”) for such fiscal year were fully attained, the vesting schedule shall be modified as follows: (a) the Forfeiture Restrictions shall lapse as to one-third (1/3) of the Shares on such date as the Compensation Committee shall determine following the end of the first such fiscal year; (b) the Forfeiture Restrictions shall lapse as to an additional one-third (1/3) of the Shares on such date as the Compensation Committee shall determine following the end of the second such fiscal year; and (c) the Forfeiture Restrictions shall lapse as to the remaining one-third (1/3) of the Shares on such date as the Compensation Committee shall determine following the end of the third such fiscal year. The Awardee acknowledges and agrees that the Compensation Committee shall, in its sole discretion, determine the Performance Goals, whether or not the Performance Goals were attained, and any date prior to the Lapse Date on which Forfeiture Restrictions shall lapse and the Awardee agrees to be bound by all such determinations.

5.	The Shares shall not be sold, or otherwise disposed of, in any manner which would constitute a violation of any applicable federal or state securities laws. Any certificates representing the Shares shall bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws. The Company may refuse to register the transfer of the Shares on the stock transfer records of the Company if such transfer constitutes a violation of any applicable securities law and the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the Shares.

6.	All other terms and conditions applicable to this Award are contained in the Plan.

KENNAMETAL INC.

By:

David W. Greenfield
Title:	Vice President, Secretary and General Counsel